UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

ADM TRONICS UNLIMITED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17629	22-1896032

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224S Pegasus Ave., Northvale, New Jersey 07647
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (201)767-6040
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01   Engagement of New Independent Registered Public Accounting Firm

On July 25, 2024, our Board of Directors approved the engagement of JVA Accountants and Advisors, LLC, (JVA) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended March 31, 2025, effective immediately, and dismissed Rosenberg Rich Baker Berman, P.A. (“RRBB”) as the Company’s independent registered public accounting firm.

RRBB audited the financial statements of the Company for the past two fiscal years ended March 31, 2024 and March 31, 2023, respectively. The reports of RRBB on such financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for RRBB’s report for the year ended March 31, 2024, which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of RRBB, would have caused them to make reference thereto in their report on the financial statements.

During the two most recent fiscal years and the interim period to date, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

We have provided RRBB a copy of the disclosure made in response to this Item 4.01 and have requested that RRBB provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, RRBB has provided the letter attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter to SEC from Rosenberg Rich Baker Berman, P.A. confirming agreement with disclosure.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Tronic Unlimited, Inc.

Date: July 29, 2024	By:	/s/ Andre’ DiMino
	Name:	Andre’ DiMino
	Title:	CEO and CFO